SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

JANUARY 29, 2009

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 29, 2009, Amazon.com, Inc. announced its fourth quarter 2008 and year ended December 31, 2008 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 and additional information regarding the inclusion of non-GAAP financial measures in certain of Amazon.com’s public disclosures, including its fourth quarter 2008 and year ended December  31, 2008 financial results announcement, is included as Exhibit 99.2. Both of these exhibits are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 29, 2009 announcing Amazon.com, Inc.’s Fourth Quarter 2008 and Year Ended December 31, 2008 Financial Results.

99.2	Information Regarding Non-GAAP Financial Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/S/ THOMAS J. SZKUTAK
Thomas J. Szkutak
Senior Vice President and Chief Financial Officer

Dated: January 29, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 29, 2009 announcing Amazon.com, Inc.’s Fourth Quarter 2008 and Year Ended December 31, 2008 Financial Results.

99.2	Information Regarding Non-GAAP Financial Measures.